exhibit 99.5
CONTINUING GUARANTY
1. Obligations Guarantied. For consideration, the adequacy and sufficiency of which are acknowledged, the undersigned (“Guarantor”) unconditionally guaranties and promises to pay to UNION BANK OF CALIFORNIA, N.A. (“Bank”) on demand, in lawful United States money, all Obligations to Bank of Diodes FabTech Inc. (“Borrower”), and to perform all undertakings of Borrower in connection with the Obligations. “Obligations” means any and all debts, obligations and liabilities of every kind of Borrower to Bank arising under or in connection with (a) that certain Foreign Exchange Agreement between Bank and Borrower, dated April 2, 2008, (b) all FX Transactions (as such term is defined in said Foreign Exchange Agreement) entered into between Bank and Borrower under and pursuant to said Foreign Exchange Agreement, and (c) all Confirmations (as such term is defined in said Foreign Exchange Agreement) which evidence such FX Transactions, or any of them (as each of such Foreign Exchange Agreement, FX Transactions and Confirmations may be amended, modified, supplemented, restated, extended, renewed or replaced from time to time), whether made, incurred or created previously, concurrently or in the future, whether voluntary or involuntary and however arising, whether incurred directly or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, legal or equitable, whether Borrower is liable individually or jointly or with others, whether incurred before, during or after any bankruptcy, reorganization, insolvency, receivership or similar proceeding (“Insolvency Proceeding”), and whether recovery thereof is or becomes barred by a statute of limitations or is or becomes otherwise unenforceable, together with all reasonable expenses of, for and incidental to collection, including reasonable attorneys’ fees.
2. Continuing Nature/Revocation/Reinstatement. This Guaranty is in addition to any other guaranties of the Obligations given by Guarantor or others, is continuing and covers all Obligations, including those arising under successive transactions which continue or increase the Obligations from time to time, renew all or part of the Obligations after they have been satisfied, or create new Obligations. Revocation by one or more signers of this Guaranty or any other guarantors of the Obligations shall not (a) affect the obligations under this Guaranty of a non-revoking Guarantor, (b) apply to Obligations outstanding when Bank receives written notice of revocation, or to any extensions, renewals, readvances, modifications, amendments or replacements of such Obligations, or (c) apply to Obligations, arising after Bank receives such notice of revocation, which are created pursuant to a commitment existing at the time of the revocation, whether or not there exists an unsatisfied condition to such commitment or Bank has another defense to its performance. All of Bank’s rights pursuant to this Guaranty continue with respect to amounts previously paid to Bank on account of any Obligations which are thereafter restored or returned by Bank, whether in an Insolvency Proceeding of Borrower or for any other reason, all as though such amounts had not been paid to Bank; and Guarantor’s liability under this Guaranty (and all its terms and provisions) shall be reinstated and revived, notwithstanding any surrender or cancellation of this Guaranty. Bank, at its sole discretion, may determine whether any amount paid to it must be restored or returned; provided, however, that if Bank elects to contest any claim for return or restoration, Guarantor agrees to indemnify and hold Bank harmless from and against all costs and expenses, including reasonable attorneys’ fees, expended or incurred by Bank in connection with such contest. If any Insolvency Proceeding is commenced by or against Borrower or Guarantor, at Bank’s election, Guarantor’s obligations under this Guaranty shall immediately and without notice or demand become due and payable, whether or not then otherwise due and payable.
3. Authorization. Guarantor authorizes Bank, without notice and without affecting Guarantor’s liability under this Guaranty, from time to time, whether before or after any revocation of this Guaranty, to (a) renew, compromise, extend, accelerate, release, subordinate, waive, amend and restate, or otherwise amend or change, the interest rate, time or place for payment or any other terms of all or any part of the Obligations; (b) accept delinquent or partial payments on the Obligations; (c) take or not take security or other credit support for this Guaranty or for all or any part of the Obligations, and exchange, enforce, waive, release, subordinate, fail to enforce or perfect, sell, or otherwise dispose of any such security or credit support; (d) apply proceeds of any such security or credit support and direct the order or manner of its sale or enforcement as Bank, at its sole discretion, may determine; and (e) release or substitute Borrower or any guarantor or other person or entity liable on the Obligations.
4. Waivers. To the maximum extent permitted by law, Guarantor waives (a) all rights to require Bank to proceed against Borrower, or any other guarantor, or proceed against, enforce or exhaust any security for the Obligations or to marshal assets or to pursue any other remedy in Bank’s power whatsoever; (b) all defenses arising by reason of any disability or other defense of Borrower, the cessation for any reason of the liability of Borrower, any defense that any other indemnity, guaranty or security was to be obtained, any claim that Bank has made Guarantor’s obligations more burdensome or more burdensome than Borrower’s obligations, and the use of any proceeds of the Obligations other than as intended or understood by Bank or Guarantor; (c) all presentments, demands for performance, notices of nonperformance, protests, notices of dishonor, notices of acceptance of this Guaranty and of the existence or creation of new or additional Obligations, and all other notices or demands to which Guarantor might otherwise be entitled; (d) all conditions precedent to the effectiveness of this Guaranty; (e) all rights to file a claim in connection with the Obligations in an Insolvency Proceeding filed by or against Borrower; (f) all rights to require Bank to enforce any of its remedies; and (g) until the Obligations are satisfied or fully paid with such payment not subject to return: (i) all rights of subrogation, contribution, indemnification or reimbursement, (ii) all rights of recourse to any assets or property of Borrower, or to any collateral or credit support for the Obligations, (iii) all rights to participate in or benefit from any security or credit support Bank may have or acquire, and (iv) all rights, remedies and defenses Guarantor may have or acquire against Borrower. Guarantor understands that if Bank forecloses by trustee’s sale on a deed of trust securing any of the Obligations, Guarantor would then have a defense preventing Bank from thereafter enforcing Guarantor’s liability for the unpaid balance of the secured Obligations. This defense arises because the trustee’s sale would eliminate Guarantor’s right of subrogation, and therefore Guarantor would be unable to obtain reimbursement from Borrower. Guarantor specifically waives this defense and all rights and defenses that Guarantor may have because the Obligations are secured by real property. This means, among other things: (a) Bank may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (b) if Bank forecloses on any real property collateral pledged by Borrower: (i) the amount of the Obligations may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (ii) Bank may collect from Guarantor even if Bank, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure or similar laws in other states.
5. Guarantor to Keep Informed. Guarantor warrants having established with Borrower adequate means of obtaining, on an ongoing basis, such information as Guarantor may require concerning all matters bearing on the risk of nonpayment or nonperformance of the Obligations. Guarantor assumes sole, continuing responsibility for obtaining such information from sources other than from Bank. Bank has no duty to provide any information to Guarantor until Bank receives Guarantor’s written request for specific information in Bank’s possession and Borrower has authorized Bank to disclose such information to Guarantor.
6. Subordination. All obligations of Borrower to Guarantor which presently or in the future may exist (“Guarantor’s Claims”) are hereby subordinated to the Obligations. At Bank’s request, Guarantor’s Claims will be enforced and performance thereon received by Guarantor only as a trustee for Bank, and Guarantor will promptly pay over to Bank all proceeds recovered for application to the Obligations without reducing or affecting Guarantor’s liability under other provisions of this Guaranty.
7. Security. To secure Guarantor’s obligations under this Guaranty, other than for payment of Obligations which are subject to the disclosure requirements of the United States Truth in Lending Act, Guarantor grants Bank a security interest in all moneys, general and special deposits, instruments and other property of Guarantor at any time maintained with or held by Bank, and all proceeds of the foregoing.
8. Authorization. Where Borrower is a corporation, partnership or other entity, Bank need not inquire into or verify the powers of Borrower or authority of those acting or purporting to act on behalf of Borrower, and this Guaranty shall be enforceable with respect to any Obligations Bank grants or creates in reliance on the purported exercise of such powers or authority.
9. Assignments. Without notice to Guarantor, Bank may assign the Obligations and this Guaranty, in whole or in part, and may disclose to any prospective or actual purchaser of all or part of the Obligations any and all information Bank has or acquires concerning Guarantor, this Guaranty and any security for this Guaranty.
10. Counsel Fees and Costs. The prevailing party shall be entitled to attorneys’ fees (including a reasonable allocation for Bank’s internal counsel) and all other costs and expenses which it may incur in connection with the enforcement or preservation of its rights under, or defense of, this Guaranty or in connection with any other dispute or proceeding relating to this Guaranty, whether or not incurred in any Insolvency Proceeding, arbitration, litigation or other proceeding.
11. Multiple Guarantors/Borrowers. When there is more than one Borrower named herein or when this Guaranty is executed by more than one Guarantor, then the words “Borrower” and “Guarantor”, respectively, shall mean all and any one or more of them, and their respective successors and assigns, including debtors-in-possession and bankruptcy trustees; words used herein in the singular shall be considered to have been used in the plural where the context and construction so require in order to refer to more than one Borrower or Guarantor, as the case may be.
12. Integration/Severability/Amendments. This Guaranty is intended by Guarantor and Bank as the complete, final expression of their agreement concerning its subject matter. It supersedes all prior understandings or agreements with respect thereto and may be changed only by a writing signed by Guarantor and Bank. No course of dealing, or parole or extrinsic evidence shall be used to modify or supplement the express terms of this Guaranty. If any provision of this Guaranty is found to be illegal, invalid or unenforceable, such provision shall be enforced to the maximum extent permitted, but if fully unenforceable, such provision shall be severable, and this Guaranty shall be construed as if such provision had never been a part of this Guaranty, and the remaining provisions shall continue in full force and effect.
13. Joint and Several. If more than one Guarantor signs this Guaranty, the obligations of each under this Guaranty are joint and several, and independent of the Obligations and of the obligations of any other person or entity. A separate action or actions may be brought and prosecuted against any one or more guarantors, whether action is brought against Borrower or other guarantors of the Obligations, and whether Borrower or others are joined in any such action.
14. Notice. Any notice, including notice of revocation, given by any party under this Guaranty shall be effective only upon its receipt by the other party and only if (a) given in writing and (b) personally delivered or sent by United States mail, postage prepaid, and addressed to Bank or Guarantor at their respective addresses for notices indicated below. Guarantor and Bank may change the place to which notices, requests, and other communications are to be sent to them by giving written notice of such change to the other.
15. Governing Law. This Guaranty shall be governed by and construed according to the laws of California, and, except as provided in any addendum hereto, Guarantor submits to the non-exclusive jurisdiction of the state or federal courts in said state.
16. Disputes. To the extent permitted by law, in connection with any claim, cause of action, proceeding or other dispute concerning this Guaranty (each a “Claim”), the parties to this Guaranty expressly, intentionally, and deliberately waive any right each may otherwise have to trial by jury. In the event that the waiver of jury trial set forth in the previous sentence is not enforceable under the law applicable to this Guaranty, the parties to this Guaranty agree that any Claim, including any question of law or fact relating thereto, shall, at the written request of any party, be determined by judicial reference pursuant to the state law applicable to this Guaranty. The parties shall select a single neutral referee, who shall be a retired state or federal judge. In the event that the parties cannot agree upon a referee, the court shall appoint the referee. The referee shall report a statement of decision to the court. Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral or obtain provisional remedies. The parties shall bear the fees and expenses of the referee equally, unless the referee orders otherwise. The referee shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph. The parties acknowledge that if a referee is selected to determine the Claims, then the Claims will not be decided by a jury .
17. Foreign Currency Provisions. (a) If Borrower agreed to pay the Obligations in a currency other than that which at the time of payment is the official currency of the place where such payment is due, Guarantor shall, at Bank’s discretion, either (i) pay Bank such amount in the currency and place as agreed to by Borrower, or (ii) pay Bank in the United States, at the place designated by Bank, the equivalent amount denominated in United States Dollars (based on Bank’s rate for sales of the currency in which Borrower agreed to pay such Obligations prevailing at the time Guarantor makes the payment). To the extent payment of any sum of any currency required to be paid hereunder is restricted by applicable law, Guarantor hereby indemnifies and holds Bank harmless from any loss or cost of whatever kind caused by such restriction, and undertakes on a continuing best efforts basis to take all appropriate lawful actions with a view to lifting such restriction in order to obtain and pay to Bank the full amount of the currency otherwise required hereunder. The foregoing obligation and indemnity constitutes a separate and independent obligation of Guarantor and shall continue in full force and effect notwithstanding any judgment or order enforcing Guarantor’s other obligations hereunder. (b) If any judgment or order by any court, governmental agency, arbitration panel, or the like makes an award to Bank under this Guaranty in other than United States Dollars, Guarantor shall also, in addition to the award, pay Bank in United States Dollars, the amount by which (i) the original United States Dollar amount due Bank exceeds (ii) the award in United States Dollars after conversion from the other currency (at rates then generally used by Bank in calculating such conversions).
Executed as of April 2, 2008. Guarantor acknowledges having received a copy of this Guaranty and having made each waiver contained in this Guaranty with full knowledge of its consequences.

DIODES INCORPORATED			UNION BANK OF CALIFORNIA, N.A.
BY:	/s/ Richard D. White		BY:	/s/

	TITLE:	SVP, Finance		TITLE:

Address for notices to Guarantor:			Address for notices to Bank:

3050 East Hillcrest Drive Westlake Village, CA 91362-3154 Attention: Carl C. Wertz, Chief Financial Officer			San Fernando Valley Corporate Banking Office 5855 Topanga Canyon Boulevard Woodland Hills, CA 91367 Attention: Robert W. Tietjen